ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

November 5, 2010

To the Contract Owners:

At recent meetings of the Board of Trustees of Advanced Series Trust (AST or the Trust), the trustees approved new subadvisory agreements for the following investment portfolios of the Trust (each, a Portfolio, and together, the Portfolios):

•	AST Academic Strategies Asset Allocation Portfolio (the Academic Strategies Portfolio)

•	AST Value Portfolio (the Value Portfolio) (to be renamed AST BlackRock Value Portfolio effective on or about January 24, 2011)

Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTI, and together with PI, the Managers) have entered into: (i) a new subadvisory agreement with AQR Capital Management, LLC (AQR) and its affiliate CNH Partners, LLC (CNH) relating to the Academic Strategies Portfolio and (ii) a new subadvisory agreement with BlackRock Investment Management, LLC (BlackRock) relating to the Value Portfolio.

This information statement describes the circumstances surrounding the trustees' approval of the new subadvisory agreements and provides you with an overview of their respective terms. PI and ASTI will continue as the Trust’s investment managers. This information statement does not require any action by you. It is provided to inform you about the change in subadvisory arrangements for the Portfolios.

By order of the Board of Trustees of Advanced Series Trust,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

November 4, 2010

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Academic Strategies Asset Allocation Portfolio (the Academic Strategies Portfolio) of Advanced Series Trust (AST or the Trust) and the AST Value Portfolio (the Value Portfolio, and together with the Academic Strategies Portfolio the Portfolios) of AST, pursuant to the terms of an order (the Manager of Managers Order) issued to the Trust by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Trust's investment managers to hire new subadvisers that are not affiliated with the investment managers, to terminate subadvisory agreements, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust (the Board), without obtaining shareholder approval.

AST is a management investment company registered under the Investment Company Act of 1940 (the 1940 Act). AST is organized as a Massachusetts business trust. Each Portfolio is a series of the Trust. The principal executive offices of AST are located at 100 Mulberry Street, Newark, NJ 07102. Prudential Investments LLC (PI) and AST Investment Services, Inc. (ASTI, and together with PI, the Managers) serves as investment managers of the Trust.

This information statement relates to the approval by the Board of two new subadvisory agreements for the Portfolios (together, the Subadvisory Agreements) as described below:

•

At a special meeting of the Board held on April 29, 2010, the Board approved adding AQR Capital Management, LLC (AQR) and its affiliate CNH Partners, LLC (CNH , and together with AQR, the Arbitrage Subadvisers) as subadvisers for the Academic Strategies Portfolio to manage a new diversified arbitrage sleeve of that Portfolio. Such subadvisory arrangements became effective as of July 16, 2010.

•	At a regular meeting of the Board held on June 23, 2010, the Board approved replacing Deutsche Investment Management Americas, Inc. (Deutsche) as the sole subadviser for the AST Value Portfolio (the Value Portfolio) with BlackRock. Effective July 16, 2010, BlackRock became the sole subadviser for the Value Portfolio. It is expected that the Value Portfolio will be renamed the AST BlackRock Value Portfolio effective on or about January 24, 2011.

The Trust is providing this information statement to contract owners who had account balances invested in the Portfolios as of the close of business on July 16, 2010. The Managers or their affiliates will pay for the costs associated with preparing and distributing this information statement to the beneficial shareholders of the Portfolios. This information statement will be mailed on or about November 5, 2010.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on the share ownership of each Portfolio is set forth in Exhibit E to this Information Statement.

NEW SUBADVISORY AGREEMENTS
AST Academic Strategies Asset Allocation Portfolio

At a special meeting of the Board held on April 29, 2010, at which a majority of the Trustees were in attendance (including all of the trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (referred to herein as the “Independent Trustees”)), the Board unanimously approved the Managers’ recommendation to add AQR and CNH as subadvisers for the Academic Strategies Portfolio. The Arbitrage Subadvisers manage a new diversified arbitrage sleeve of the Academic Strategies Portfolio.

The new subadvisory agreement between the Managers and the Arbitrage Subadvisers (the Arbitrage Subadvisory Agreement) is attached to this Information Statement as Exhibit A.

AQR and CNH are both located at Two Greenwich Plaza, Greenwich, Connecticut 06830. CNH is the merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR. Information relating to the management of the Arbitrage Subadvisers and other funds managed or subadvised by them is set forth in Exhibit C to this Information Statement.

AST Value Portfolio

At a regular meeting of the Board held on June 23, 2010, the Board, including all of the Independent Trustees, unanimously approved the recommendations by the Managers to (i) terminate the subadvisory agreement with Deutsche relating to the Value Portfolio and (ii) approve a new subadvisory agreement with BlackRock relating to the Value Portfolio.

The new subadvisory agreement between the Managers and BlackRock (the BlackRock Subadvisory Agreement, and together with the Arbitrage Subadvisory Agreement, the Subadvisory Agreements) is attached to this Information Statement as Exhibit B.

BlackRock is located at Park Avenue Plaza, 55 East 52nd Street ,New York, New York. Information relating to the management of BlackRock and other funds managed or subadvised by BlackRock is set forth in Exhibit D.

Board Consideration of the Arbitrage Subadvisory Agreement:

At the April 29, 2010 special Board meeting, the Board, including all of the Independent Trustees, reviewed investment performance and organizational materials regarding AQR and CNH and their proposed portfolio management teams and received a formal presentation from the Managers before approving the Arbitrage Subadvisory Agreement. In approving the Arbitrage Subadvisory Agreement, the Trustees, advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Arbitrage Subadvisers’ diversified arbitrage strategy, the profitability of the Managers and their affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Academic Strategies Portfolio and its shareholders.

Nature, Quality and Extent of Services

With respect to AQR and CNH, the Board received and considered information regarding the nature and extent of services that would be provided to the Academic Strategies Portfolio under the Arbitrage Subadvisory Agreement. With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers for the new subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the new subadvisers. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the Arbitrage Subadvisers. The Board also considered new subadvisers experience and reputation in managing other funds with similar investment objectives and strategies.
The Board concluded that with respect to the AQR and CNH, based on the nature of the proposed services to be rendered and the background information that it reviewed about the new subadvisers, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the new subadvisers.

Performance

The Board considered that the new Arbitrage Subadvisers manage or subadvise several pooled investment vehicles that have investment strategies that are substantially similar to the diversified arbitrage strategy to be used in connection with the Academic Strategies Portfolio. The Board further noted the recommendation of the Managers that the Academic Strategies Portfolio add AQR and CNH as subadvisers.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by the Managers to AQR and CNH under the proposed new subadvisory agreement, which calls for a fee rate of 1.00% of the Academic Strategies Portfolio’s average daily net assets directly managed by AQR and CNH to $100 million and 0.90% of the Academic Strategies Portfolio’s average daily net assets directly managed by AQR and CNH over $100 million. The Board considered the proposed investment strategy in assessing the proposed fee. The Board also considered that AQR and CNH serve as investment advisers to other investment companies utilizing strategies substantially similar to those proposed for the Academic Strategies Portfolio. The Board concluded that the proposed subadvisory fee rate for the Arbitrage Subadvisers under the Arbitrage Subadvisory Agreement was reasonable.

Profitability

Because the engagement of AQR and CNH is new, there is no historical profitability with regard to its arrangements with the Academic Strategies Portfolio. As a result, the Board did not consider this factor. The Board also noted that it will consider profitability as part of future annual reviews of the Arbitrage Subadvisory Agreement.

Economies of Scale

The Board considered the potential for AQR and CNH to experience economies of scale as the amount of assets of the Academic Strategies Portfolio managed by them increased in size. The Board considered that the proposed subadvisory fee for AQR and CNH would include breakpoints that would reduce the Arbitrage Subadvisors’ fee as the amount of Academic Strategies Portfolio assets managed by them increased. The Board noted that it would consider economies of scale as part of future annual reviews of advisory agreements.

Other Benefits to the Arbitrage Subadvisers or its Affiliates from Serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by AQR and CNH and their affiliates as a result of AQR and CNH’s subadvisory relationship with the Academic Strategies Portfolio. The Board concluded that any potential benefits to be derived by AQR and CNH included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Board and the presentations made by the Manager and AQR and CNH, the Board concluded that approving the new subadvisory agreement between the Manager and AQR and CNH was in the best interests of the Academic Strategies Portfolio and its beneficial shareholders.

Board Consideration of the BlackRock Subadvisory Agreement:

At the June 23, 2010 regular Board meeting, the Trustees received and considered a presentation by the Managers that detailed the reasons why they recommended that the Board appoint a new subadviser for the Value Portfolio. The Managers recommended that the Board consider and approve: (i) terminating the then-current subadvisory agreement with Deutsche and (ii) the BlackRock Subadvisory Agreement. In approving the BlackRock Subadvisory Agreement, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Value Portfolio, the profitability of the Managers and their affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Value Portfolio and its shareholders.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Value Portfolio by Deutsche under the current subadvisory agreement and those that would be provided by BlackRock under the BlackRock Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Deutsche and BlackRock were each required to provide day-to-day management services for the Value Portfolio and comply with all Trust policies and procedures and all applicable laws, rules, and regulations.
With respect to the quality of services, the Board considered, among other things, the background and experience of the BlackRock management team. The Board met with representatives from BlackRock and reviewed the qualifications, backgrounds and responsibilities of the BlackRock portfolio managers who would be responsible for the day-to-day management of the Value Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to BlackRock. The Board noted that it received a favorable report from the Trust’s CCO regarding BlackRock’s compliance policies and procedures.
The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Value Portfolio by BlackRock and that there was a reasonable basis on which to conclude that the Value Portfolio would benefit from the subadvisory services to be provided by BlackRock under the BlackRock Subadvisory Agreement.

Performance

The Board received and considered information regarding the performance of other accounts managed by BlackRock utilizing investment strategies similar to those proposed for the Value Portfolio. The Board concluded that it was satisfied with the performance record of BlackRock in the proposed strategies.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by the Managers to BlackRock under the proposed new subadvisory agreement. Based on the recent asset levels for the Value Portfolio, the Board noted that the effective subadvisory fee rate to be paid to BlackRock under the proposed subadvisory arrangements was higher than the effective subadvisory fee rate paid to Deutsche under the former subadvisory arrangements. The Board also noted that the Managers pay the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Value Portfolio or its beneficial shareholders. Instead, any increase in subadvisory paid to a subadviser by the Managers fees will decrease the net investment management fee retained by the Managers. The Board indicated that the net investment management fees to be retained by the Managers under the proposed subadvisory arrangements with Blackrock would be reviewed in connection with future annual reviews of the BlackRock Subadvisory Agreement. Overall, the Board concluded that the proposed subadvisory fee rate under the BlackRock Subadvisory Agreement were reasonable.

Profitability

Because the engagement of BlackRock with respect to the Value Portfolio is new, there is no historical profitability with regard to the proposed subadvisory arrangements with the Value Portfolio. As a result, the Board did not consider this factor. The Board noted that profitability would be reviewed annually in connection with any proposed future renewal of the Trust’s investment management agreement or the BlackRock Subadvisory Agreement.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Value Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.

Other Benefits to BlackRock or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by BlackRock and its affiliates as a result of its relationships with the Value Portfolio. The Board concluded that the potential benefits to be derived by BlackRock included the ability to use soft dollar credits, brokerage commissions received by affiliates of BlackRock, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by BlackRock were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After consideration of these factors, the Board concluded that the approval of the subadvisory agreement was in the best interest of the Value Portfolio and its shareholders.

Terms of the Subadvisory Agreements

Under the Subadvisory Agreements, AQR, CNH and BlackRock (each, a “Subadviser” and collectively the “Subadvisers”) are compensated by the Managers (and not by the relevant Portfolio) for the portion of assets it manages as follows:

Portfolio	Subadviser	Contractual Subadvisory Fee Rates
AST Academic Strategies Asset Allocation Portfolio	AQR Capital Management, LLC and CNH Partners, LLC	1.00% of average daily net assets to $100 million; and 0.90% of average daily net assets exceeding $100 million (Diversified Arbitrage only)
AST Value Portfolio	BlackRock Investment Management, LLC

0.35% of average daily net assets to $100 million;
0.30% of average daily net assets over $100 million but not exceeding $200 million;
0.27% of average daily net assets over $200 million but not exceeding $1 billion; and

0.25% of average daily net assets exceeding $1 billion

The Subadvisory Agreements provide that, subject to the supervision of the Managers and the Board, the relevant Subadviser is responsible for managing the investment operations all or a portion of the relevant Portfolio’s assets and for making investment decisions and placing orders to purchase and sell securities for such portion of the relevant Portfolio, all in accordance with the investment objective and policies of the relevant Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will provide the Managers with all books required to be maintained by an investment subadviser and will render to the Board such periodic and special reports as it may reasonably request.

The Subadvisory Agreements will remain in full force and effect for a period of two years from the date of their execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of each Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the relevant Portfolio, (ii) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's management agreement with the Managers, and (iii) each Subadvisory Agreement may be terminated at any time by the relevant Subadviser or by the Managers on not more than 60 days' nor less than 30 days' written notice to the other party to relevant Subadvisory Agreement.

The Subadvisory Agreements provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the relevant Subadviser will not be liable for any act or omission in connection with its activities as subadviser to the relevant Portfolio.

MANAGEMENT OF THE TRUST

The Managers

AST Investment Services, Inc. (ASTI) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Trust. As of September 30, 2010, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $133.2 billion.

PI and ASTI serve as the Trust’s Managers under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the 1940 Act. The Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the 1940 Act), on June 24-25, 2010.

Terms of the AST Management Agreement

Pursuant to the Management Agreement, the Managers, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manage both the investment operations of each Portfolio and the composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Managers are obligated to keep certain books and records of the Trust. The Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Managers will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. The Managers will review the performance of the subadvisers and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. The Managers also administer the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian, and the Trust's transfer agent. The management services of the Managers to the Trust are not exclusive under the terms of the Management Agreement and the Managers are free to, and do, render management services to others.

In connection with the management of the corporate affairs of the Trust, the Managers bear the following expenses:

•	the salaries and expenses of all of their and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Managers or any subadviser;
•	all expenses incurred by the Managers or the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust as described below; and
•	the fees, costs and expenses payable to any investment subadvisers pursuant to subadvisory agreements between the Managers and such investment subadvisers.

Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;
•	the fees and expenses of Independent Trustees;
•

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•	the charges and expenses of the Trust's legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•	allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

The Management Agreement provides that the Managers will not be liable for any error of judgment by the Managers or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Managers or a portfolio by the Board or vote of a majority of the outstanding voting securities of the portfolio (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fee payable under the Management Agreement are computed daily and paid monthly. The Managers may from time to time voluntarily waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase the Trust’s total investment return. These voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable fee rate and the management fees received by the Managers from the Portfolios for the last completed fiscal year.

Portfolio	Current Investment Management Fee Rate (as a percentage of average daily net assets)	Aggregate Investment Management Fees for Fiscal Year Ended December 31, 2009
AST Academic Strategies Asset Allocation	0.72%	$23,871,681
AST Value Portfolio	0.85%	$7,857,697

Information about PI and ASTI

PI and ASTI are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

Directors and Officers of PI and ASTI

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Scott E. Benjamin	Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres	Assistant Treasurer and Senior Vice President

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Set forth below are the names, titles and principal occupations of the officers and directors of ASTI. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with ASTI	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC
Kathryn L. Quirk	Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Scott E. Benjamin	Director and Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Robert M. Falzon	Treasurer

Treasurer (since January 2010) of AST Investment Services, Inc.; Senior Vice President (since January 2010) of Prudential Financial, Inc.; Senior Vice President (since January 2010) of The Prudential Insurance Company of America.

John T. Fleurant	Controller	Controller (since January 2010) of AST Investment Services, Inc.; Treasurer (since January 2010) of The Prudential Insurance Company of America.

Custodian

PFPC Trust Company (PFPC), 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for each Portfolio’s securities and cash and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Turst. PMFS is an affiliate of PI and ASTI. PMFS provides customary transfer agency services to the Portfolios, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Portfolios and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

The Board has appointed BNY Mellon as sub-transfer agent to the Portfolios. PMFS has contracted with BNY Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS will compensate BNY Mellon for such services.

Distribution

AST has no principal underwriter or distributor. AST sells its shares directly to insurance company separate accounts that fund variable annuity and variable life insurance contracts.

Brokerage

The Portfolios paid the following commissions to affiliated broker-dealers for the fiscal year ended December 31, 2009:

Total Brokerage Commissions Paid

Portfolio	2009
AST Academic Strategies Asset Allocation Portfolio	$620,435
AST Value Portfolio	$1,406,489

Information about Other Subadvisers and Subadvisory Agreements

In addition to AQR and CNH, the following firms also serve as a subadviser to a portion of the Academic Strategies Portfolio’s assets, as described below:

Subadvisers to Academic Strategies Portfolio	Effective Fee Rate	Aggregate Fees Paid for Fiscal Year 2009
Pacific Investment Management Company LLC	0.25% of average daily net assets (Applies to Inflation-Indexed Securities assets only)	$348,706
	0.25% of average daily net assets (Applies to International Fixed-Income (Un-Hedged) assets only)	$245,570
	0.45% of average daily net assets (Applies to Emerging Markets Fixed-Income assets only)	$274,170
Mellon Capital Management Corporation	0.90% of average daily net assets to $100 million; and 0.85% of average daily net assets over $100 million	$421,156
Quantitative Management Associates LLC	0.075% of average daily net assets of entire Portfolio (Fee applies only to overall asset allocation and direct management of Overlay investment strategy)	$2,486,633
	1.00% of average daily net assets attributable to Long/Short Market Neutral investment category	$613,633
Jennison Associates LLC	0.60% of average daily net assets to $100 million; 0.55% of average daily net assets over $100 million (Fee applies only to assets attributable to Global Infrastructure investment category)	$590,601
Prudential Bache Asset Management Inc.	0.60% of average daily net assets to $500 million; 0.55% of average daily net assets from $500 million to $1 billion; 0.50% of average daily net assets over $1 billion (Fee applies only to assets attributable to Commodities investment category)	$1,176,455
AlphaSimplex Group LLC	0.80% of average daily net assets to $500 million; 0.65% of average daily net assets over $500 million	$295,764
First Quadrant, L.P.	0.90% of average daily net assets	$475,969

BlackRock replaced Deutsche as the sole subadviser for the Value Portfolio.

Shareholder Proposals

As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Second Amended and Restated Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: November 5, 2010

Exhibit A

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio
SUBADVISORY AGREEMENT

Agreement made as of this 25th day of June, 2010 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), AQR Capital Management, LLC (AQR), a Delaware limited liability company, and CNH Partners, LLC (CNH, and together with AQR, the Subadviser), a Delaware limited liability company.

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), provided that the Subadviser shall have been provided ten days’ prior notice of any changes to the investment objectives, policies and restrictions of the Trust that would materially affect Subadviser’s management of such portion of the Trust’s portfolio as delegated to Subadviser, and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments, securities, and other financial instruments will be purchased, retained, sold or loaned by the Trust in accordance with the Trust’s investment objectives, policies and restrictions as stated in the Prospectus. In addition, the Subadviser shall determine what portion of the assets of the Trust will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Second Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust’s valuation procedures as provided to it by the Co-Managers (collectively, the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, assist the Co-Managers with the preparation and filing of such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents as well as provide the Subadviser a commercially reasonable time period to implement such policies adopted by the Board of Trustees of the Trust and such adopted policies and procedures will not require the Subadviser to violate any federal or state law, rule, or regulation. Notwithstanding the foregoing, Subadviser shall implement such policies and procedures so as to satisfy any related compliance date established by the Commission, any other governmental agency or authority, or any self-regulatory agency.

(iii) Subject to any other written instructions of the Board of Trustees or the Co-Managers, the Subadviser is hereby appointed as the Trust’s agent and attorney-in-fact with authority to act in regard to the investment, reinvestment and management of the Trust’s assets, including, but not limited to (A) the authority to place orders for the execution of such securities transactions with or through such brokers, dealers, foreign currency dealer, futures commission merchants, or issuers as the Subadviser may reasonably select; and (B) the authority to execute and enter into brokerage contracts, and other trading agreements on behalf of the Trust and perform such functions as it considers reasonable, necessary, or convenient in order to carry out the purposes of this Agreement; provided that, (X) the Subadviser’s actions in executing such documents shall comply with applicable federal and state laws, rules, and regulations, including those applicable to registered investment advisors and registered investment companies, and the Subadviser’s duties and obligations under this Agreement and the Trust Documents; (Y) the Subadviser shall provide the Co-Managers with substantially final drafts of all such documents, contracts and agreements and allow the Co-Managers to provide comments on such documents, contracts, and agreements; and (Z) the Co-Managers shall approve all prime brokerage agreements, ISDAs, futures and options agreements, and related custody agreements prior to execution. Notwithstanding anything to the contrary in this Agreement and subject to sub-paragraph (a)(iv) below, except as otherwise specified by notice from the Trust to the Subadviser, the Subadviser may place orders for the execution of transactions hereunder with or through any broker, dealer, foreign currency dealer, futures commission merchant, bank or any other agent or counterparty that the Subadviser may select in its own discretion. The Subadviser may make payments of cash, cash equivalents, and securities and other property into brokerage accounts established hereunder as the Subadviser deems desirable or appropriate.

(iv) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(v) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(vi) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vii) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.
(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust’s portfolio securities and whether those market quotations are reliable for purposes of valuing the Trust’s portfolio securities and determining the Trust’s net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including notice of any subscriptions to, or redemptions from the assets allocated to Subadviser, to the extent such notice is provided to the Trust’s other subadvisers, and any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers. The average daily net assets of the Trust, or portion thereof comprising the assets allocated to Subadviser, shall in all cases be based on calendar days and be computed in accordance with the Trust’s then-current valuation procedures. Compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Co-Managers are paid by the Trust pursuant to the Management Agreement. The Co-Managers shall pay the Subadviser no later than the end of the twentieth (20th) business day following the end of the relevant payment period. If this Agreement is terminated as of any date not the last day of a month, such subadvisory fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Trust or, if less, the portion thereof comprising the assets allocated to Subadviser, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days from the beginning of such month to such date of termination bears to the number of calendar days in such month.

AQR agrees and acknowledges that if the Co-Managers pay the entire amount of the subadvisory fee contemplated under Schedule A to this Agreement to AQR, then: (i) AQR (and not the Co-Managers) shall be responsible for paying any and all compensation to CNH for CNH’s performance of services hereunder and (ii) the Co-Managers shall have no liability whatsoever to AQR or CNH or any other entity affiliated with AQR or CNH for any fees or expenses arising out of or relating to CNH’s performance of services hereunder. CNH further agrees and acknowledges that if the Co-Managers pay the entire amount of the subadvisory fee contemplated under Schedule A to this Agreement to CNH, then: (i) CNH (and not the Co-Managers) shall be responsible for paying any and all compensation to AQR for AQR’s performance of services hereunder and (ii) the Co-Managers shall have no liability whatsoever to CNH or AQR or any other entity affiliated with CNH or AQR for any fees or expenses arising out of or relating to AQR’s performance of services hereunder.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. Notwithstanding any other provision of this Agreement, the Subadviser shall not be liable for any loss to the Trust caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communication or power supply, provided that: (i) the Subadviser has implemented and maintains a business continuity plan that complies with applicable laws, rules and regulations, and (ii) the Subadviser uses its best efforts to mitigate losses of the Trust. The Co-Managers shall indemnify the Subadviser, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Notwithstanding any limitations on liability contemplated hereunder, each of AQR and CNH shall have joint and several responsibility and liability to the Co-Managers for all investment advisory services furnished to the Trust pursuant to this Agreement. Under no circumstances shall any party hereto be liable to another for special, punitive or consequential damages, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Co-Managers or the Subadviser by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each of AQR and CNH agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser. Upon a termination or expiration of this Agreement, the Co-Managers shall, at the expense of the party that initiates a termination of this Agreement in accordance with the provisions of this Section 5, and as promptly as practicable thereafter: (i) supplement the Prospectus to indicate that “AQR Capital Management, LLC” and “CNH Partners, LLC” no longer serve as subadvisers to the Trust; (ii) discontinue any new production or publication of sales literature bearing the names “AQR Capital Management, LLC” or “CNH Partners, LLC” or any related name, mark or logo; and (iii) “buckslip” or otherwise supplement sales literature in the possession of the Co-Managers or their affiliates bearing the names “AQR Capital Management, LLC” or “CNH Partners, LLC” or any related name, mark or logo to indicate that such firms no longer serve as subadvisers to the Trust. Notwithstanding the forgoing, the Co-Managers may, after any termination or expiration of this Agreement, retain copies of sales literature bearing the names “AQR Capital Management, LLC” or “CNH Partners, LLC” or any related name, mark or logo only to fulfill applicable legal, compliance, and regulatory requirements, and for their document retention purposes.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830, Attention: Bradley D. Asness.

6. Nothing in this Agreement shall limit or restrict the right of any of the directors, officers or employees of AQR or CNH who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the right of AQR or CNH to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by consent of the Co-Managers and the Subadviser, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:
Name:
Title:

AQR CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

CNH PARTNERS, LLC

By:
Name:
Title:

A-6

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by AQR Capital Management, LLC (AQR) and CNH Partners, LLC (CNH) Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay the Subadviser an advisory fee on the net assets managed by AQR and CNH that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Academic Strategies Asset Allocation	1.00% of average daily net assets to $100 million; and 0.90% of average daily net assets exceeding $100 million (Diversified Arbitrage only)

Dated as of June 25, 2010.

Exhibit B

ADVANCED SERIES TRUST
AST Value Portfolio
SUBADVISORY AGREEMENT

Agreement made as of this 16th day of July, 2010 between Prudential Investments LLC (PI), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (AST), a Maryland corporation (together, the Co-Managers), and BlackRock Investment Management, LLC (BlackRock or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Second Amended and Restated Declaration of Trust of the Trust, dated as of December 1, 2005 and as amended and supplemented to date (the Declaration of Trust), the By-laws of the Trust, as amended and supplemented to date (the By-Laws), the Trust’s policies and procedures as adopted by its Board of Trustees, including the Trust’s valuation policies and procedures, and the Prospectus of the Trust, each as provided to Subadviser by the Co-Managers from time to time (collectively, the Trust Documents) and with the reasonable instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, provide reasonable assistance to Co-Managers in preparing and filing such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). To the extent reasonably practicable, the Co-Managers shall supply Subadviser in advance with written copies of such policies and procedures of the Trust applicable to Subadviser’s performance of its duties and obligations in managing the Trust’s portfolio (or allocated portion thereof, as applicable), as well as any amendments, supplements or modifications thereto within a reasonable time before they become effective. The Co-Managers agree that Subadviser shall not be responsible for compliance with the policies and procedures of the Trust not provided to Subadviser in advance in accordance with this paragraph.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker or dealer affiliated with the Co-Managers or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct to the Subadviser in advance in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the size of trade, financial responsibility, reputation, financial condition, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws, rules, and regulations, including, without limitation, Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder, the Subadviser may engage its affiliated persons, the affiliated persons of the Co-Managers, or any other subadviser to the Trust and such subadviser’s affiliated persons, as broker-dealers to effect portfolio transactions in securities and other investments for the Trust.

From time to time, when determined by Subadviser in its capacity of a fiduciary to the Trust to be in the best interests of the Trust, the Subadviser may purchase securities from, or sell securities on behalf of the Trust to, another account for which the Subadviser serves as investment manager or subadviser at the current market price for the relevant securities in accordance with the Trust’s policies and procedures adopted pursuant to Rule 17a-7 under the 1940 Act (the Trust’s 17a-7 Procedures) and other applicable law. Notwithstanding the forgoing, Subadviser shall provide to the Co-Managers: (i) written notice prior to entering into transactions on behalf of the Trust pursuant to the Trust’s 17a-7 Procedures and (ii) all information necessary to obtain approval of such transactions from the Board of Trustees of the Trust as required by the Trust’s 17a-7 Procedures.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available during Subadviser’s normal business hours its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon reasonable request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and

(iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(c) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended ( the Advisers Act), and other applicable state and federal regulations.

(d) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e) The Subadviser shall be responsible for the voting, or the abstaining from voting, of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, in accordance with its standard proxy voting guidelines, and subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(f) Upon reasonable request from the Co-Managers, the Subadviser will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g) The Co-Managers have or will furnish Subadviser with properly certified or authenticated copies of, each of the following prior to the date hereof:

(i)     the Declaration of Trust;
(ii)     the By-Laws;
(iii)     resolutions of the Board of Trustees of the Trust authorizing the appointment of Subadviser and approving the execution of this Agreement by the Co-Managers; and
(iv)     the Prospectus.

During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing: (i) ten (10) business days (or such other time as may be mutually agreed) after receipt thereof with respect to prospectuses and proxy statements which refer to the Subadviser in any way and (ii) five (5) business days (or such other time as may be mutually agreed) after receipt thereof with respect to reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public which refer to the Subadviser in any way. Sales literature may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery. The Co-Managers agree to use commercially reasonable efforts to ensure that materials prepared by their employees or agents or their affiliates that refer to the Subadviser are consistent with those materials previously approved by the Subadviser as referenced in the first sentence of this paragraph. It is understood that “BlackRock” is the name of the Subadviser’s parent company, BlackRock, Inc., and any derivative names or logos associated with such name are the valuable property of the Subadviser, and that the Trust has the right to include such phrase as a part of the name of the series of the Trust managed by the Subadviser or for any other purpose only so long as this Agreement shall continue. Upon a termination or expiration of this Agreement, the Co-Managers shall, as promptly as reasonably practicable after a termination or expiration of this Agreement: (i) supplement or otherwise amend the Prospectus to indicate that “BlackRock Investment Management, LLC” no longer serves as a subadviser to the Trust; (ii) discontinue any new production or publication of sales literature bearing the name “BlackRock Investment Management, LLC” or any related name, mark, or logo; and (iii) “buckslip” or otherwise supplement sales literature in the possession of the Co-Managers or their affiliates bearing the name “BlackRock Investment Management, LLC” or any related name, mark, or logo to indicate that such firm no longer serves as a subadviser to the Trust. Notwithstanding the foregoing, the Co-Managers may, after any termination or expiration of this Agreement, retain copies of sales literature bearing the name “BlackRock Investment Management, LLC” or any related name, mark or logo only to fulfill applicable legal, compliance, and regulatory requirements, and for their document retention purposes.

The Co-Managers will furnish the Subadviser with copies of all amendments of or supplements to the foregoing that impact the management of the Trust within a reasonable time before they become effective to the extent reasonably practicable. Any amendments or supplements that impact the management of the Trust will not be deemed effective with respect to the Subadviser until the Subadviser’s receipt thereof, notice of which will be provided to the Subadviser, to the extent reasonably practicable, within a reasonable time before such amendments or supplements become effective.

(h) Each Co-Manager and the Subadviser represents and warrants that: (i) it is registered with the Commission as an investment adviser under the Advisers Act; (ii) such registration is current and complete and complies with all material applicable provisions of the Advisers Act and the rules and regulations thereunder; (iii) it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and (iv) its performance under this Agreement does not conflict with any law, regulation or order to which it is subject.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. Each Co-Manager acknowledges that Subadviser does not guarantee investment results. Each Co-Manager further recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Trust. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or a Co-Manager in any way or otherwise be deemed an agent of the Trust or a Co-Manager except in connection with the investment management services provided by the Subadviser under this Agreement. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Subadviser shall not be liable or responsible for any loss incurred in connection with any act or omission of any of the Trust’s trustees, administrators, custodian , or any broker-dealer or other third party in the absence of Subadviser's willful misfeasance, bad faith or gross negligence. The Co-Managers, jointly and severally, shall indemnify the Subadviser, its affiliated persons, agents, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from any Co-Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, agents, officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be caused by or arise from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to BlackRock at BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536, Attention: Mike Saliba; with a copy to BlackRock Investment Management, LLC, 40 East 52nd Street, New York, NY 10022 Attention: Robert Connolly, General Counsel.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

8. This Agreement shall be governed by the laws of the State of New York.

9. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is affected by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC
By:
Name:
Title:

AST INVESTMENT SERVICES, INC.
By:
Name:
Title:

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by BlackRock Investment Management, LLC (BlackRock), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay BlackRock an advisory fee on the net assets managed by BlackRock that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Value Portfolio

0.35% of average daily net assets to $100 million;

0.30% of average daily net assets over $100 million but not exceeding $200 million;

0.27% of average daily net assets over $200 million but not exceeding $1 billion; and

0.25% of average daily net assets exceeding $1 billion

Dated as of July 16, 2010.

Exhibit C

MANAGEMENT OF AQR CAPITAL MANAGEMENT, LLC AND CNH PARTNERS, LLC

AQR Capital Management, LLC (“AQR”) is a Delaware limited liability company formed in 1998, located at Two Greenwich Plaza, Third Floor, Greenwich, CT 06830. AQR is an investment management firm that employs a disciplined multi-asset, global research process. “AQR” stands for Applied Quantitative Research. AQR currently manages a wide array of products, employing over 20 different sub-strategies to capture alpha or to deliver various forms of beta. The firm delivers these products as long-only strategies against a benchmark or un-constrained market neutral/absolute return strategies.
CNH Partners, LLC (“CNH”) is a Delaware limited liability company formed in 2001 as a joint venture between AQR and RAIM Corp. (“RAIM”). CNH is a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR. CNH’s address is Two Greenwich Plaza, First Floor, Greenwich, CT 06830.

AQR and its affiliates (including CNH) had approximately $23 billion in assets under management as of June 30, 2010.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of AQR and CNH.

Name and Address*	Position with and Principal Occupation
Clifford S. Asness, Ph.D.	Managing and Founding Principal, AQR**
David G. Kabiller, CFA	Founding Principal, AQR**
Robert Krail***	Founding Principal, AQR**
John M. Liew, Ph.D.	Founding Principal, AQR**
Brian K. Hurst	Principal, AQR**
Jacques A. Friedman	Principal, AQR**
Bradley Asness	Principal and Co-General Counsel, AQR**
Ronen Israel	Principal, AQR**
Lars N. Nielsen	Principal, AQR**
Michael A. Mendelson	Principal, AQR**
Stephen Mellas	Principal, AQR**
Gregor Andrade, Ph.D.	Principal, AQR**
Lasse H. Pedersen, Ph.D.	Principal of AQR, Chaired Professor of Finance at NYU Stern School of Business since 2007; Associate Professor of Finance with Tenure from 2005-2007
Abdon Bolivar	Chief Compliance Officer, AQR and CNH**
Brendan R. Kalb	Co-General Counsel, AQR**
Todd Pulvino, Ph.D.	Principal, RAIM**
Mark Mitchell, Ph.D.	Principal, RAIM**

*The address of each person listed above is Two Greenwich Plaza, Greenwich, CT, 06830.
**Each individual has been employed by AQR or RAIM, as applicable, for at least the past five years.

***As of August 1, 2009 on medical leave.

Comparable Funds for which AQR and CNH serve as Adviser and Subadviser

The following table lists certain information regarding comparable funds to which AQR and CNH provide investment advisory services, other than the Academic Strategies Portfolio.

Funds	Assets managed as of December 31, 2009	Advisory Fee Paid to AQR (as a percent of average daily net assets)
AQR Diversified Arbitrage Fund	$239,081,704	1.00% (classes N and I)*

AQR serves as the investment adviser to the AQR Diversified Arbitrage Fund and CNH serves as the investment sub-adviser. AQR compensates CNH out of the management fee AQR receives for managing the AQR Diversified Arbitrage Fund, a fee payable monthly equal to 1.00% annually of the average daily net assets for the AQR Diversified Arbitrage Fund.

Exhibit D

MANAGEMENT OF BLACKROCK INVESTMENT MANAGEMENT, LLC

BlackRock Investment Management, LLC. is an indirect, wholly owned subsidiary of BlackRock, Inc., ("BlackRock"). BlackRock is a premier provider of asset management, risk management, and advisory services to institutional, intermediary, and individual clients worldwide. As of 30 September 2010, the firm managed US$3.45 trillion across equity, fixed income, real estate, liquidity, alternatives, and asset allocation/balanced strategies in separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares(r) exchange-traded funds. Through BlackRock Solutions(r) (BRS), the firm provides risk management and advisory services that combine capital markets expertise with proprietarily-developed systems and technology. Substantial resources are allocated to ongoing development of technology and analytical capabilities for internal users and external clients. BRS provided risk management and enterprise investment services for US$9.5 trillion in assets as of 30 September 2010.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of BlackRock:

Name and Address*	Position with and Principal Occupation
Laurence Fink	Chairman & CEO
Robert Kapito	President
Blake Grossman	Vice Chairman
Sue Wagner	Vice Chairman
Kendrick Wilson	Vice Chairman
Charles Hallac	COO
James Charrington	Head of EMEA
Ann Marie Petach	CFO
Robert Connolly	General Counsel
Ben Golub	CRO
Paul Audet	Senior Managing Director
Robert Doll	Senior Managing Director
Amy Engel	Treasurer and Managing Director
Peter Fisher	Senior Managing Director
Barbara Novick	Senior Managing Director

*The address of each person listed above is Park Avenue Plaza, 55 East 52nd St, New York, New York

Comparable Funds for which BlackRock serves as Subadviser

There are no comparable funds to the Value Portfolio for which BlackRock provides investment advisory services.

Exhibit E

SHAREHOLDER INFORMATION

AST Academic Strategies Asset Allocation Portfolio

As of July 16, 2010, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of July 16, 2010, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolio were as follows:

Name & Address of Beneficial Owner	Shares Owned / (%)
Pru Annuity Distributor Inc Attn: Separate Accounts, 7th Floor 213 Washington St Newark, NJ 07102	355,898,841 / 65.73%
Pruco Life Insurance Company Plaz Annuity Attn: Separate Accounts, 7th Floor 213 Washington St Newark, NJ 07102	168,401,875 / 31.10%

AST Value Portfolio

As of July 16, 2010, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of July 16, 2010, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolio were as follows:

Name & Address of Beneficial Owner	Shares Owned / (%)
Advanced Series Trust AST Capital Growth Asset Allocation Portfolio Gateway Center Three 100 Mulberry Street Newark, NJ 07102	44,552,933 / 30.48%
Advanced Series Trust AST Balanced Asset Allocation Portfolio Gateway Center Three 100 Mulberry Street Newark, NJ 07102	32,304,421 / 22.10%
Pru Annuity Distributor Inc Attn: Separate Accounts, 7th Floor 213 Washington St Newark, NJ 07102	17,641,793 / 12.07%
Advanced Series Trust AST Preservation Asset Allocation Portfolio Gateway Center Three 100 Mulberry Street Newark, NJ 07102	15,041,932 / 10.29%
Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry Street Newark, NJ 07102	9,964,453 / 6.82%

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